August 2024

Important Information 2 Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the 1995 Private Securities Litigation Reform Act. These forward-looking statements include those related to the outlook for the quarter ending October 26, 2024, including, but not limited to, those statements related to our recent acquisitions and those found under the “Outlook” section of this presentation. Forward-looking statements are based on management’s expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most significant of these known risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include future economic conditions and trends including the potential impacts of an inflationary economic environment, changes to customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the impact to the Company’s backlog from project cancellations or postponements, the impacts of pandemics and public health emergencies, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, the adequacy of our liquidity, the availability of financing to address our financial needs, the Company’s ability to generate sufficient cash to service its indebtedness, the impact of restrictions imposed by the Company’s credit agreement, and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update its forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on August 21, 2024 and on the Company's Investor website at https://dycomind.com/investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results.

3 Nationwide footprint with 15,900+ employees across 560+ field offices throughout all 50 states Significant scale $4.2 Billion of contract revenues & $505 Million of Adjusted EBITDA in fiscal 2024 Durable customer relationships with well established, leading telecommunications providers that span decades; anchored by MSAs and other long-term contracts Leading provider of specialty contracting services to the telecommunications infrastructure and utility industries throughout the US Who We Are

Intensely Focused on Telecommunications Market 4 Program Management From the smallest town to the largest city, we manage telecommunications projects that connect America Engineering Our integrated engineering teams work hand-in-hand with construction and logistics teams throughout the full lifecycle of a project Wireline and Wireless Construction We complete wireline construction projects nationwide including outside plant, underground, aerial, splicing and activation as well as wireless construction including new site builds, upgrades, and small cell deployments Maintenance & Restoration We provide ongoing maintenance and service for telecommunication networks across the country, including emergency restoration services Locating Our locating services provide the skilled workforce necessary for excavators to start jobs right Fulfillment Dycom provides fulfillment services including complete in-home and drop installations, as well as repair and maintenance Dycom Industries, Inc. is a leading provider of specialty contracting services to the telecommunications infrastructure and utility industries throughout the United States with 90% of contract revenues from telecommunications services in fiscal 2024

Fiscal 2024 Highlights 5 FY 2024 FY 2023 Y/Y Contract Revenues $4,176 $3,808 9.6% Organic Revenue Growth2 6.9% Adjusted EBITDA $505 $366 37.9% Adjusted EBITDA % 12.1% 9.6% Diluted EPS $7.37 $4.74 55.5% Operating Performance • Revenue growth and margin expansion • Total Backlog1 of $6.834 billion as of Q2 2025 Liquidity • Solid liquidity of $622.0 million as of Q2 2025 • Sound credit metrics and no near-term debt maturities Capital Allocation • Continued to invest in organic growth • Expanded geographic reach and customer relationships through M&A • Repurchased 485,000 shares for $49.7 million at an average price of $102.39 per share in fiscal 2024 $ Millions, Except EPS Financial Snapshot

Recent Acquisition 6 In August 2024, Dycom acquired Black & Veatch’s public carrier wireless telecommunications infrastructure business for $150 million in cash • The acquired business provides wireless construction services primarily in the states of New York, New Jersey, Missouri, Kansas, Colorado, Utah, Wyoming, Idaho and Montana • The acquisition strategically expands our geographic presence enabling Dycom to more broadly address growth opportunities in wireless network modernization, including Open RAN transformation initiatives, and deployment services • During Q3 2025 and Q4 2025, we expect modest revenues as the business is currently focused on site acquisition for next year’s construction program • For fiscal 2026, we anticipate this acquisition to contribute $250 million to $275 million of contract revenues with post-integration EBITDA margins in line with our consolidated average • We currently expect this acquisition to add approximately $1.0 billion of total backlog, which we will reflect in our Q3 2025 report

Telecommunications Industry Overview 7 An increasing number of diverse industry participants are constructing or upgrading wireline networks throughout the country to enable the delivery of gigabit network speeds to consumers and businesses In addition, the advent of AI data centers has sparked the highest level of interest in national deployments of high- capacity low latency intercity networks we have seen in the last 25 years Finally, wireless networks are deploying additional spectrum bands and equipment to more broadly and efficiently provision higher broadband services for both fixed and mobile access • Industry participants believe a single high-capacity fiber network can most cost effectively serve both consumers and businesses, enabling multiple revenue streams from a single investment • Some of these same industry participants who also provide wireless services, strongly believe that the ability to provision converged wireline fiber and wireless services creates significant competitive advantages • This belief is evident as some wireless providers have recently invested in new fiber providers while another wireline/wireless provider is deploying fiber networks outside its traditional geographic footprint These views support our belief that the appetite for massive fiber deployments is irreversible and continues to meaningfully broaden the opportunities for our industry • We are pleased that a number of our customers have entered into strategic transactions and refinancings intended to fund incremental fiber deployments over the next several years • In addition, public capital programs are providing an unprecedented level of support for rural broadband; the largest of these programs, the BEAD program, includes over $40 billion to address the most difficult and expensive deployment locations in America and represents a generational deployment opportunity Macro-Economic conditions appear stable • The market for labor has improved in many regions around the country; automotive and equipment supply chains have normalized and prices for capital equipment have been stable since the first of the year • Within this context, we remain confident that our scale and financial strength position us well to deliver valuable service to our customers

Strong Secular Trend Around High-Speed Connectivity 8 Dramatically increased speeds for consumers are being provisioned and consumer data usage is growing - Nick Jeffery, CEO Frontier Communications - August 2024 • In 2Q24, the percentage of Power Users consuming 1 TB or more per month increased 17% year-over-year to 18.2% • The category of Super Power Users consuming 2 TB or more per month increased 32% year-over-year to 3.7% • The monthly weighted average data consumed by subscribers in 2Q24 increased 10% year-over-year to 586 GB “ We grew ARPU because our customers are increasingly choosing gigabit speeds and value- added services to enhance their Internet experience, and they’re willing to pay for it. As a result, we accelerated fiber revenue growth to 13% and lifted our overall company revenue growth to 2% year-over-year. ” 533.8 585.8 0 100 200 300 400 500 600 700 G ig a b yt e s 2Q 23 2Q 24 2.8% 3.7% 15.6% 18.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2Q 23 2Q 24 P e rc e n ta g e o f S u b sc ri b e rs >2+ TB > 1+ TB

Multiple Industry Tailwinds Driving Sustainable Growth 9 Increasing amounts of capital are being attracted to the deployment and operations of high-capacity telecommunications infrastructure driven by strong consumer demand Fiber to the Home Deployments and Cable Capacity Expansion Projects Fiber deployment capex continues to increase; recently announced strategic M&A, joint ventures and refinancings have further expanded commitments to deploy capital Significant Government Spending on Communications Infrastructure Broadband, Equity, Access, and Deployment (BEAD) program, Rural Digital Opportunity Fund (RDOF), and American Rescue Plan (ARPA) combined provide over $70 billion in funding for deploying high-speed internet access in rural America Wireless Providers Implementing Network Upgrades Wireless networks are deploying additional spectrum bands and equipment to more broadly and efficiently provision higher broadband services for both fixed and mobile access Artificial Intelligence Driving Demand for Network Deployments Hyperscalers serve as a new source of capital to our industry for the dramatic expansion of intercity fiber networks

0 50 100 150 Passings as of 2023 Homes Available - Urban and Suburban Homes Available - Urban, Suburban & Rural U .S . H o m e s w it h F ib e r P a ss in g s (a ) (i n M il li o n s) Key Driver: Fiber to the Home Deployments 10 Increasing consumer demand for bandwidth continues to drive fiber deployments • Private capital estimated to fund fiber deployments that ultimately address 75% to 80% of homes in the U.S.; certain urban and suburban markets likely to have two or more service providers • Federal and state government programs providing capital for the construction of communications networks in unserved and underserved areas across the country estimated to address the ~30 million rural homes previously not in reach (a) Total addressable fiber passings are based on an estimate of 140 million total U.S. households (FBA 2023) 140 110 70 Addressable Homes – Urban & Suburban Addressable Homes – Rural We now passed nearly 28 million consumer and business locations with fiber, and we remain on track to pass 30 million-plus fiber locations by the end of 2025. As we've stated before, the better-than-expected returns we're seeing on our fiber investments potentially expands the opportunity to go beyond our initial build targets by roughly 10 million to 15 million additional locations. “ ” - Pascal Desroches, CFO AT&T – July 2024

Key Driver: Fiber to the Home Deployments (continued)

Massive fiber investment presents significant opportunities for sustained growth

Analyst research indicates the number of homes passed with fiber will exceed 10 million in 2025 and remain at this rate for several years

Fiber capex continues to increase as rural subsidized opportunities grow from both state and federally funded programs

Telco Passings as a % of U.S. Households



HHs Passed with Telco FTTH (Ms)
120.0
100.0
80.0
60.0
40.0
20.0
0.0
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of U.S. HHs
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024E
2025E
2026E
2027E
2028E
AT&T
Gigapower
VZ
T-Mobile
FYBR
Others
LUMN
% of U.S. HHs

Source: UBS Global Research and Evidence Lab Broadband Roundup August 12, 2024. All rights reserved. Reproduced with permission. May not be forwarded or otherwise distributed.

We Estimate Fiber Capex Reaches $30B+/Year by 2027 ($MMs)



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$8.5B
$15.0B
$15.5B
$19.2B
$23.7
$28.3B
$30.1B
2021
2022
2023
2024E
2025E
2026E
2027E
Carrier Capex
Rural Subsidized Capex

Source: Wells Fargo Equity Research, "DY: Outlook Remains Constructive as Fiber Sentiment Improves; Raising PT", 25 February 2024 © Wells Fargo 2024

> "We have successfully brought fiber connectivity to 1.4 million homes and businesses and have upsized our build plan with an expanded goal of reaching more than four million locations with our state-of-the-art fiber network. The confidence and support of our financial partners is an encouraging testament to the milestones we have achieved so far, and I look forward to continuing to execute on our plan as we usher in a new era of connectivity."
>
> *- Tom Maguire, CEO*
> *Brightspeed – August 2024*

DYCOM

11

Key Driver: US Government Spending on Communications Infrastructure 12 BEAD Funding Allocations by State Source: NTIA Internet for All: State Allocation Totals Select US Government Programs: Broadband, Equity, Access and Deployment (BEAD) Program Provides over $40 billion for the construction of rural communications networks in unserved and underserved areas across the country Approximately $22 billion, or 53% of the program total, has received initial proposal approval as of August 23, 2024 Rural Digital Opportunity Fund (RDOF) Provides $20 billion for fixed broadband in unserved rural America American Rescue Plan Act of 2021 (ARPA) Capital Projects Fund provides $10 billion for broadband USDA ReConnect Program Provides grants and loans for broadband in rural areas Federal and state programs are providing unprecedented levels of capital for rural deployments

Key Driver: Wireless Deployments 13 Wireless construction activity in support of newly available spectrum bands and fixed wireless access continues this year • Wireless networks are deploying additional spectrum bands and equipment to more broadly and efficiently provision higher broadband services for both fixed and mobile access • Emerging wireless technologies driving significant wireline deployments • Wireline deployments are the foundational element of what is expected to be a decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth, low latency 5G applications Capital expenditures were $4.4 billion, up approximately $100 million compared to the prior year. We remain on track for capital investments in the $21 billion to $22 billion range for the year, with higher spending in the back half of the year as we ramp our wireless network modernization. - Pascal Desroches, CFO AT&T – July 2024 ” “

Key Driver: Increased Fiber Capacity for Artificial Intelligence (AI) 14 AI data centers driving demand for broad new national deployments of high-capacity, low latency intercity networks and metro fiber rings • Hyperscalers may serve as a new source of capital to our industry for the dramatic expansion of intercity fiber networks, the first significant expansion of that portion of the nation's network in approximately 25 years • Industry discussions also suggest that the importance of low latency to AI as it moves from training to inference will create an opportunity around moving data centers closer to the edge of the network; the trend to the edge may well increase metro fiber ring deployments and enhancements • Recent announcements from Lumen, Microsoft and Corning regarding multi-billion dollar strategic partnerships and fiber supply agreements evidence the demand for connectivity fueled by AI Our partners are turning to us because of our AI-ready infrastructure and expansive network. This is just the beginning of a significant opportunity for Lumen, one that will lead to one of the largest expansions of the internet ever. - Kate Johnson, CEO Lumen – August 2024 ” “

Local Credibility, National Capability 15 Dycom combines local knowledge with national reach Operating Subsidiaries Corporate headquarters Subsidiary headquarters Branch location

Durable Customer Relationships 16 Increasing customer breadth and opportunity; well-established investment grade customers comprise a substantial portion of revenue

Anchored by Long-Term Agreements 17 FY 2024 Revenue by Contract Type • Dycom is party to hundreds of MSA’s and other agreements with customers that extend for periods of one or more years • Generally multiple agreements maintained with each customer • Master Service Agreements (MSA’s) are multi-year, multi-million dollar arrangements covering thousands of individual work orders generally with exclusive requirements; majority of contracts are based on units of delivery • Backlog of $6.834 billion as of Q2 2025 Backlog1

10+ Years of Robust Cash Flow Generation 18 Prudent approach to capital allocation: • $651 million invested in share repurchases • $375 million invested in business acquisitions • $1,411 million in CapEx, net of disposals Fiscal 2014 – Fiscal 2024 Strong operating cash flows of $2.201 billion over 10+ years Robust cash flow generation and prudent capital allocation provide strong foundation for returns

Firm and Strengthening End Market Opportunities 19 • Telephone companies are deploying FTTH to enable gigabit high speed connections and rural electric utilities are doing the same • Dramatically increased speeds for consumers are being provisioned and consumer data usage is growing, particularly upstream • Wireless construction activity in support of newly available spectrum bands and fixed wireless access continues this year • Demand for low latency AI data center connectivity is growing rapidly • Federal and state support for rural deployments of communications networks is dramatically increasing in scale and duration • Cable operators are increasing fiber deployments in rural America and capacity expansion projects are underway • Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance and operations business We maintain significant customer presence throughout our markets and are encouraged by the increasing breadth in our business Our extensive market presence has allowed us to be at the forefront of evolving industry opportunities We are pleased that many of our customers are committed to multi-year capital spending initiatives as our nation and industry experience more stable economic conditions

Financial Update

Annual Trends 21

Quarterly Trends 22

Debt and Liquidity Overview 23 • Strong liquidity of $622.0 million at Q2 2025 • In May 2024, amended Senior Credit Facility to expand term loan capacity and extend maturity to January 2029 • Capital allocation prioritizes organic growth, followed by M&A and opportunistic share repurchases, within the context of the Company’s historical range of net leverage Debt maturity profile and liquidity provide financial flexibility Debt Summary Q1 2025 Q2 2025 $ Millions 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility, matures January 2029:4 Term Loan Facility 310.6 450.0 Revolving Facility 55.0 - Total Notional Amount of Debt $ 865.6 $ 950.0 Less: Cash and Equivalents 26.1 19.6 Notional Net Debt 839.5 930.4 Liquidity5 $ 573.6 $ 622.0

Cash Flow Overview 24 • Operating cash flow used to support sequential growth during Q2 2025 • Days Sales Outstanding (“DSO”)6 were 117 days, an increase of 7 days sequentially • Gross capital expenditures were $65.4 million and disposal proceeds were $9.5 million for Q2 2025 • In Q2 2025, acquired a telecommunications construction contractor for $20.8 million, net of cash acquired, expanding our geographic footprint to Alaska • In Q3 2025, acquired Black & Veatch’s public carrier wireless telecommunications infrastructure business for $150 million in cash Cash Flow Summary Q2 2024 Q2 2025 $ Millions Operating cash flow $ 56.3 $ (7.5) Capital expenditures, net of proceeds from sale of assets $ (40.0) $ (55.9) Cash paid for acquisitions, net of cash acquired $ - $ (20.8) Borrowings (Repayments) on Senior Credit Facility $ (4.4) $ 84.4 Debt issuance costs $ - $ (6.6) Other financing and investing activities, net $ 0.0 $ (0.1)

Capital Allocated to Maximize Returns Invest in Organic Growth Focus on organic growth opportunities through strategic capital investments in the business Pursue Complementary Acquisitions Selectively acquire businesses that further strengthen our customer relationships, geographic scope, and technical service offerings • In Q3-24, acquired Bigham Cable Construction, Inc.; the acquisition strengthens our customer base and geographic scope and expands our ability to further address growth opportunities in rural broadband deployments • In Q1-25 and Q2-25 acquired telecommunications construction contractors expanding our geographic reach in the Midwest US and Alaska, respectively • Subsequent to Q2-25, acquired Black & Veatch’s public carrier wireless telecommunications infrastructure business; the acquisition strategically expands our geographic presence enabling Dycom to more broadly address growth opportunities in wireless network modernization, including Open RAN transformation initiatives, and deployment services Shares Repurchases Repurchased 27.7 million shares for approximately $994 million from fiscal 2002 through fiscal Q2 2025 As of Q2 2025, $90.9 million authorization available for share repurchases through February 2025 25 Dycom is committed to maximizing its long-term returns through prudent capital allocation

Committed to Sustainability 26 We believe that addressing sustainability risks and opportunities through our corporate strategy and operations allows us to best serve our stakeholders People Safety Environment Employees are our most important resource and are at the heart of everything we do. We strive every day to create the right environment for them to grow their skills, work collaboratively, and deliver our services at the highest quality to our customers. We strive to ensure the highest level of protection for our employees, customers, and the community in which we operate by fostering an instinctually safe culture. Working together, we strive to continually reduce our environmental impact by embracing advancements in sustainable technologies optimized by core business practices and a highly skilled workforce.

Questions and Answers

28 This slide was used on August 21, 2024 in connection with the Company’s conference call for its fiscal 2025 second quarter results. This information is provided for your reference only and should not be interpreted as a reiteration of these projections by the Company at any time after the date originally provided. Reference is made to slide 2 titled “Important Information” with respect to these slides. The information and statements contained in this slide that are forward- looking are based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on August 21, 2024.

Notes 29 1. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, information provided in accordance with GAAP. Participants in the Company’s industry also disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 2. Organic growth (decline) % from businesses that were included for the entire period in both the current and comparable prior period, adjusted for contract revenues from storm restoration services, and for the additional week of operations during the fourth quarter as a result of the Company’s 52/53 week fiscal year, when applicable. 3. In fiscal 2022, the Company excluded certain tax impacts from the vesting and exercise of share-based awards when calculating Non-GAAP Adjusted Net Income. For comparability to other companies in the industry, the Company no longer excludes these tax impacts from its Non-GAAP measures beginning with the results for the first quarter of fiscal 2023. 4. As of both Q1 2025 and Q2 2025, the Company had $47.5 million of standby letters of credit outstanding under the Senior Credit Facility. 5. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 6. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers.

The People Connecting America ®